EXHIBIT A

	Pursuant to Rule 13d-1(k)(1)(iii) promulgated by the Securities and Exchange Commission, the undersigned agree that the statement to which this Exhibit is attached is filed on their behalf and in the capacities set out hereinbelow.

Dated: July 26, 2001	SYSTEMS HOLDING, INC.

		By s/Norton Garfinkle
		   --------------------------
		   Norton Garfinkle, Chairman

Dated: July 26, 2001	SYSTEMS MERGER SUB, INC.

		By s/Norton Garfinkle
		   ---------------------------
		   Norton Garfinkle, Chairman

Dated: July 26, 2001	s/Norton Garfinkle
		------------------------------
		Norton Garfinkle

Dated: July 26, 2001	GARFINKLE LIMITED
		 PARTNERSHIP I

		By: G.F. Management Corp.


		By s/Norton Garfinkle
		   ---------------------------
		   Norton Garfinkle
		   Chairman

Dated: July 26, 2001	GARFINKLE LIMITED
		 PARTNERSHIP II

		By: G.F. Management Corp.


		By s/Norton Garfinkle
		   --------------------------
		   Norton Garfinkle
		   Chairman


Dated: July 26, 2001	G.F. MANAGEMENT CORP.


		By s/Norton Garfinkle
		   --------------------------
		   Norton Garfinkle
		   Chairman

Dated: July 26, 2001
		s/Bruce F. Failing, Jr.
		------------------------------
		Bruce F. Failing, Jr.

Dated: July 26, 2001
		s/Leigh Q. Failing
		-----------------------------
		Leigh Q. Failing, individually
		and as Trustee of The Failing
		Trust

Dated: July 26, 2001
		s/Ernest N. Abate
		-----------------------------
		Ernest N. Abate, as Trustee
		of The Failing Trust


		HANSEATIC AMERICAS LDC

		By:	Hansabel Partners LLC

		By:	Hanseatic Corporation


Dated: July 26, 2001	By s/Paul A. Biddelman
		   ---------------------------
		   Paul A. Biddelman
		   President

		HANSABEL PARTNERS LLC

		By:	Hanseatic Corporation


Dated: July 26, 2001	By s/Paul A. Biddelman
		   ---------------------------
		   Paul A. Biddelman
		   President

		HANSEATIC CORPORATION


Dated: July 26, 2001	By s/Paul A. Biddelman
		  ----------------------------
		   Paul A. Biddelman
		   President


Dated: July 26, 2001	s/Wolfgang Traber
		------------------------------
		Wolfgang Traber


Dated: July 26, 2001	s/Selim K. Zilkha
		------------------------------
		Selim K. Zilkha, as Trustee
		 of The Selim K. Zilkha Trust


Dated: July 26, 2001	s/Donald Zilkha
		------------------------------
		Donald Zilkha

Dated: July 26, 2001	s/Thomas Taylor
		------------------------------
		Thomas Taylor


		TMT PARTNERS LTD.

		By:	Taylor G.P. Inc.


Dated: July 26, 2001	By s/Thomas Taylor
		   ---------------------------
		    Thomas Taylor

		TAYLOR G.P. INC.


Dated: July 26, 2001	By s/Thomas Taylor
		   ---------------------------
		    Thomas Taylor

Dated: July 26, 2001	s/Richard W. Hayden
		------------------------------
		Richard W. Hayden, as Trustee
of The Nelson Family Trust


Dated: July 26, 2001	s/George Lindsey
		------------------------------
		George Lindsey, as Trustee of
The Nelson Family Trust

Corp\ers\sec.doc\exhibit A 13D